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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 25, 2003


                                 VitalWorks Inc.
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               (Exact name of registrant as specified in charter)



          Delaware                  000-25311                 59-2248411
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)



 239 Ethan Allen Highway, Ridgefield, CT                       06877
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(Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code: 203-894-1300

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          (Former name or former address, if changed since last report)



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Item 5.  Other Events and Regulation FD Disclosure.

         On November 25, 2003, VitalWorks Inc. announced that it entered into a definitive agreement to acquire AMICAS, Inc., a developer of Web-based diagnostic image management software solutions. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         On November 26, 2003, VitalWorks Inc. announced that it closed the acquisition of AMICAS, Inc. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.2 to this Current Report on Form 8-K.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VITALWORKS INC.

                                By:  /s/ Stephen L. Hicks
                                     ----------------------------------
                                     Name:  Stephen L. Hicks
                                     Title: Vice President and General Counsel



Date:    November 26, 2003

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                                  EXHIBIT INDEX

Exhibit No.                       Description
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99.1                              Press release dated November 25, 2003

99.2                              Press release dated November 26, 2003